Exhibit 10.5

EXECUTION COPY

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of September 30, 2011, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION (“GMSC”), ARLINGTON TANKERS LTD. (“Arlington”), GENERAL MARITIME SUBSIDIARY II CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, GMSC, Arlington, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of May 6, 2011 and amended on July 13, 2011 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to waive and amend certain provisions of the Credit Agreement as herein provided (the “Amendments”);

NOW, THEREFORE, it is agreed:

I.              Waiver to Credit Agreement.

1.             Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby waive the Minimum Cash Balance covenant set forth in Section 9.08 of the Credit Agreement to and including November 10, 2011 and any Event of Default under Sections 10.02, 10.03 and/or 10.04 arising therefrom (the “Waiver”); provided that the Waiver shall cease to be of any force or effect on the earlier of (i) November 11, 2011 and (ii) the occurrence of any other Event of Default under the Credit Agreement (after giving effect to this Second Amendment).

II.            Amendments to Credit Agreement.

1.             Section 1 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

“Restructuring Plan” shall mean a financial restructuring plan with respect to the Parent and its Subsidiaries which provides for the receipt by the Parent or its Subsidiaries of an amount of gross cash proceeds acceptable to the Lenders from the issuance of capital junior to the obligations of the Parent and its Subsidiaries under this Agreement and the $550M Credit Agreement and which in the judgment of the Lenders, has a reasonable likelihood of being consummated within a reasonable time (such likelihood of consummation to take into account all factors deemed relevant by the Lenders including, without limitation, the likelihood that consents to such restructuring required under this Agreement, the $550M Credit Agreement, and other relevant Indebtedness of the Parent and its Subsidiaries will be obtained).

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of September 30, 2011.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Liquidity Waiver Period” shall mean the period from the Second Amendment Effective Date to and including November 10, 2011.

2.             Section 2.07(d) of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period (“.”) at the end of said Section:

“; provided that during the Liquidity Waiver Period, accrued and unpaid interest shall be payable in respect of each Loan on the last Business Day of each calendar month, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand”.

3.             Section 2.08 of the Credit Agreement is hereby amended by (i) inserting the text “(x) during the Liquidity Waiver Period or (y)” immediately following the text “at any time” appearing in clause (v) of the proviso in said Section.

4.             Section 3.01(a) of the Credit Agreement is hereby amended by inserting the text “; provided that during the Liquidity Waiver Period the accrued Commitment Commission shall be due and payable monthly in arrears on the last Business Day of each month (or such earlier date upon which the Total Commitment is terminated)” immediately preceding the period (“.”) appearing at the end of the second sentence in said Section.

5.             Section 4.02(b) of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section (such amendment being herein referred to as the “Amortization Payment Amendment”):

“Notwithstanding anything to the contrary set forth in this Agreement, the $7,405,306.70  repayment of the Term Loans and reduction in the Total Revolving Commitment required to be made on the Payment Date occurring on September 30, 2011 (the “September 2011 Amortization Amount”) shall be applied to the Revolving Loans in lieu of the repayment of the Term Loans and reduction in the Total Revolving Commitment without any reduction in the Total Revolving Commitment or in the Revolving Commitment of any Lender, provided that (x) the amount so applied shall not be available to be reborrowed unless (i) the conditions precedent set forth in Section 6 are satisfied and (ii) prior to the date of such borrowing, the Lenders shall have received a Restructuring Plan and (y) on October 31, 2011 the Total Revolving Commitment shall be permanently reduced by the amount of the September 2011 Amortization Amount, with such reduction being applied to reduce, on a pro rata basis, the Revolving Commitment of each Lender.  For purposes

Signature Page to Second Amendment to $372M Amended and Restated Credit Agreement

of Section 4.02(g), the reduction set forth in clause (y) of the proviso in the immediately preceding sentence shall be deemed a reduction pursuant to Section 4.02(b).”.

6.             Section 8.01(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k)         Cash Flow Projections.  On the first Business Day of each calendar month after the Restatement Effective Date to and including the later of (x) the Trigger Date and (y) the date on which the Total Leverage Ratio shall be no greater than 0.60 to 1.00 for the most recently ended Test Period for which financial statements are due under Section 8.01(a) or (b), cash flow projections for the Parent and its Subsidiaries (the “Cash Flow Projections”) for the 13-week period beginning on the Business Day on which such Cash Flow Projections are due, which Cash Flow Projections shall (i) be based on information available, and projections made, as of the last Business Day of the immediately preceding calendar month and (ii) include a variance report describing in reasonable detail the variance(s) in actual cash flow from projected cash flow for the month ended on such last Business Day; provided that (i) after the First Amendment Effective Date to and including the Second Amendment Effective Date, the Parent will deliver the Cash Flow Projections referenced above to the Administrative Agent bi-weekly, (ii) during the Liquidity Waiver Period, the Parent will deliver the Cash Flow Projections (together with the variance report) referenced above to the Administrative Agent weekly (by no later than Friday of each calendar week) and (iii) after the Liquidity Waiver Period to and including March 30, 2012, the Parent will deliver the Cash Flow Projections (together with the variance report) referenced above to the Administrative Agent bi-weekly.”.

7.             Section 8.01 of the Credit Agreement is hereby amended by inserting the following new Section 8.01(m) at the end of said Section:

“(m)        Restructuring Plan.  No later than October 31, 2011, a copy of a term sheet setting forth a proposed restructuring plan for the Parent and its Subsidiaries.”.

8.             Section 9.03 of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:

“Notwithstanding anything to the contrary contained herein, the Parent shall not declare or pay any Dividends at any time during the Liquidity Waiver Period.”.

9.             Section 10.03 of the Credit Agreement is hereby amended by inserting the text “(or, in the case of a default under Section 8.01(m), five days)” immediately following the text “30 days” appearing in said Section.

10.           Section 12.01 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the semi-colon (“;”) appearing at the end of clause (i) in said Section:

“; provided it is understood and agreed that, during the Liquidity Waiver Period, the reasonable fees and disbursements of White & Case LLP shall be paid by the Borrower on a monthly basis within five days of presentment to the Borrower of a legal invoice”.

III.           Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below) before (with the exception of any Default or Event of Default resulting from non-compliance by the Borrower or any of its Subsidiaries with Section 9.08) and after giving effect to this Second Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Second Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.  The Agents and the Lenders expressly reserve all their rights and remedies except as expressly waived by this Second Amendment.

3.             This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             The Waiver and the Amendments set forth in this Second Amendment (other than the Amortization Payment Amendment) shall become effective on the date (the “Second Amendment Effective Date”) (i) the Borrower, GMSC, Arlington, the Parent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com), (ii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the Second Amendment (including, without limitation, the reasonable fees and expenses of White & Case LLP), (iii) the Borrower shall have paid to the Administrative Agent on behalf of the Lenders all accrued and unpaid interest in respect of the Loans and Commitment Commission through September 30, 2011 and (iv) an amendment to (x) the $550M Credit Agreement and (y) the Junior Credit Agreement, in each case in form and substance reasonably satisfactory to the

Administrative Agent, shall have become effective in accordance with its terms and the Administrative Agent shall have received a copy thereof.

6.             The Amortization Payment Amendment set forth in this Second Amendment shall become effective on the date when the Borrower, GMSC, Arlington, the Parent and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com).

7.             The Required Lenders hereby direct the Administrative Agent to consent, and the Administrative Agent hereby consents, to the amendment to the Junior Credit Agreement referenced above.

8.             From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Second Amendment Effective Date.

9.             The Parent, the Borrower, GMSC, Arlington and each other Credit Party as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Parent, the Borrower, GMSC, Arlington and each other Credit Party grant liens or security interests in their respective property or otherwise act as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Parent, the Borrower, GMSC, Arlington and each other Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Parent, the Borrower, GMSC, Arlington and each other Credit Party’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  The Parent, the Borrower, GMSC, Arlington and each other Credit Party hereby consents to this Second Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as otherwise provided herein, the execution of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

10.           In consideration of, among other things, the execution and delivery of this Second Amendment by the Administrative Agent and the Lenders, and any financial accommodations which the Administrative Agent and any Lender elects to extend to the Borrower and any other Credit Party after the date hereof, each of the Borrower, GMSC, Arlington, the Parent and the other Credit Parties, on behalf of itself and its successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the

“Claims”), that any Releasor now has, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Agents and the Lenders and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Second Amendment Effective Date relating to the Credit Documents or the transactions contemplated thereby.  The receipt by the Borrower, GMSC, Arlington, the Parent or any other Credit Party of any Loans or other financial accommodations made by the Administrative Agent or any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by the Borrower, GMSC, Arlington, the Parent and the other Credit Parties of the foregoing general releases of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations.  In entering into this Second Amendment, the Borrower, GMSC, Arlington, the Parent and the other Credit Parties have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section shall survive the termination of this Second Amendment and the other Credit Documents and payment in full of the Obligations.

11.           The Borrower agrees to pay, on a monthly basis within five days of presentment to the Borrower of a legal invoice, the reasonable out-of-pocket fees and expenses of counsel for each of the Lenders with respect to the Credit Documents whether incurred prior to the Second Amendment Date or thereafter and including, without limitation, expenses incurred in connection with advising the Lenders as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Credit Documents, with respect to negotiations with any Credit Party or with other creditors of any Credit Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default as with respect to any potential restructuring of the obligations of the Credit Parties and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto.  Without limiting the foregoing, the Credit Parties acknowledge that the Lenders intend to engage a financial consultant to advise the Lenders and that the Borrower shall be obliged, within five days of presentment to the Borrower of an invoice, to pay all reasonable out-of-pocket fees and expenses of a financial consultant (including any retainers) retained by and on behalf of the Lenders.  The Credit Parties hereby further agree to cooperate with the reasonable requests of such financial consultants in a timely manner.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Chief Financial Officer, executive Vice President

GENERAL MARITIME SUBSIDIARY CORPORATION

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Treasurer

GENERAL MARITIME SUBSIDIARY II CORPORATION

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Treasurer

ARLINGTON TANKERS LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Deputy Chairman, Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ Kren Holm – Jorgensen
Name: Kren Holm Jorgensen
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITIBANK N.A.

By:	/s/ Jonathan Medcalf
Name: Jonathan Medcalf
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DnB NOR Bank ASA

By:	/s/ Sanjiv Nayar
Name: Sanjiv Nayar
Title: Senior Vice President

By:	/s/ Nikolai A. Nachamkin
Name: Nikolai A Nachamkin
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ITF INTERNATIONAL TRANSPORT FINANCE SUISSE AG

By:	/s/ Carsten Gutknecht-Stohr
Name: Carsten Gutknecht-Stohr
Title: Managing Director

By:	/s/ Alexander Schaffert
Name: Alexander Schaffert
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NIBC BANK N.V.

By:	/s/ Robbert Jan Souge
Name: Robbert Jan Souge
Title: Director

By:	/s/ Renee de Haes
Name: Renee de Haes
Title: Legal

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Malcolm Crow
Name: Malcolm Crow
Title: Head of Compliance

By:	/s/ Malcolm Stonehouse
Name: Malcolm Stonehouse
Title: Client Associate